SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported): March 30, 2001


             Credit Suisse First Boston Mortgage Securities Corp.,
            Mortgage-Backed Pass-Through Certificates, Series 2001-9


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                   333-49820             13-3320910
-----------------------------------  ---------------     ----------------------
  (State or Other Jurisdiction of      (Commission         (I.R.S. Employer
          Incorporation)               File Number)       Identification No.)

                               11 Madison Avenue
                            New York, New York 10010
                    (Address of Principal Executive Offices)
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                                   (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


Item 5.  Other Events.
----     ------------

     On March 30, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Washington Mutual Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc. as sellers and servicers, Midwest Loan Services, Inc. and Calmco Servicing L.P., as servicers and Bank One, National Association, as trustee (the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-9. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of March 1, 2001, by and among the Company, the Sellers and Servicers and the Trustee.


                                   SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 19, 2001.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.



                                        By: ___________________________________
                                            Name: Steven Warjanka
                                            Title:


Exhibit Index
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Exhibit                                                                   Page
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99.1     Pooling and Servicing Agreement dated as of March 1, 2001,        5
         by and among the Company, the Sellers and Servicers and the Trustee.